Property plant and equipment	6 Months Ended
Jun. 30, 2018
Newbuildings [Member]
Property plant and equipment

Note 15 – Newbuildings

(In $ millions)	As at June 30, 2018	As at December 31, 2017
Total Newbuildings	249	248

Our remaining Newbuilding investments relate to the eight jack-ups with Dalian and the option to purchase the Sevan Developer. The Dalian contracts are all with limited liability subsidiaries of Seadrill Limited that do not have the benefit of a Seadrill Limited guarantee. We continue discussions with Dalian regarding taking delivery of these units.

Drilling Unit [Member]
Property plant and equipment

Note 16 – Drilling units

(In $ millions)	As at June 30, 2018	As at December 31, 2017
Cost	17,452	17,335
Accumulated depreciation	(4,507)	(4,119)
Impairment	(414)	—

Net book value	12,531	13,216

The depreciation expense on drilling units was $388 million for the six months ended June 30, 2018, and $392 million for the six months ended June 30, 2017.

In addition, the depreciation expense on equipment was $3 million for the six months ended June 30, 2018, and $14 million for the six months ended June 30, 2017.

Impairment of long-lived assets

We review the carrying value of our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be appropriate. We first assess recoverability of the carrying value of the asset by estimating the undiscounted future net cash flows expected to result from the asset, including eventual disposal. If the undiscounted future net cash flows are less than the carrying value of the asset, we then compare the carrying value of the asset with its fair value to determine an impairment loss to be recognized during the period. The determination of expected undiscounted cash flow amounts requires significant estimates, judgments and assumptions, including future dayrates, contract probabilities, economic utilization, capital and operating expenditure, applicable tax rates and asset lives. We operate in a highly cyclical industry which can’t always be predicted with a high level of accuracy. Therefore, differences between previous judgments and estimates and actual results will occur. We reassess judgments and estimates in the period in which significant differences are observed and may conclude that a triggering event has occurred and perform a recoverability test.

The downturn in the offshore drilling market, which started in 2013, has continued into the period to June 30, 2018. During this time, we have observed contract dayrates have been below the levels assumed in our previous forecasts. We considered this to be an indicator of potential impairment and reassessed recoverability of our drilling units by evaluating their estimated undiscounted future net cash flows based on updated projections of future dayrates, contract probabilities, economic utilization, capital and operating expenditures, applicable tax rates and asset lives. We calculated that the estimated undiscounted future net cash flows for three of our rigs were lower than their carrying values. This was primarily driven by lower assumptions on future dayrates and future contract probabilities. As a result, we recorded an impairment charge to reduce the value of these rigs to their fair value. The impairment expense totaled $414 million and was classified within “Loss on impairment of long-lived assets” on the Consolidated Statement of Operations. We derived the fair value of the rigs using an income approach. The cash flows were estimated over the remaining useful economic lives of the assets and discounted using an estimated market participant weighted average cost of capital of 11.4%. To estimate these fair values, we were required to use various unobservable inputs including assumptions related to the future performance of our rigs as explained above. We based all estimates on information available at the time of performing the impairment test. These estimates represented Level 3 fair value measurements.